EXHIBIT 99.1

Aames

Investment Corporation

FBR Investor Day

March 10, 2005

Forward-looking Statements

Certain items in this presentation may constitute forward-looking- statements within the the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to our ability to ramp up our loan portfolio and our ability to pay dividends. These statements are based on management’s current expectations and beliefs and are . subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Aames Investment can give no assurance that its expectations will be attained. Such forward-looking statements speak only as of the date of this presentation. Aames Investment expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. .

In addition, Aames Investment notes that a variety of factors could cause its actual results and experiences to differ materially from the anticipated results or other expectations expressed in the forward-looking statements. The risks and uncertainties that may affect the operations, performance and results of Aames Investment’s business include the a following: inability to originate subprime hybrid/adjustable mortgage loans; increased delinquency rates in our portfolio; increases in mortgage lending interest rates; adverse changes in the securitization and whole loan market for mortgage loans; decline in real estate values; decreases in earnings from the Aames Investment calling securitization trusts; limited cash flow to fund operations; dependence on short-term financing facilities; obligations to repurchase - mortgage loans and indemnify investors; concentration of operations in California, Florida, New York and Texas; extensive government regulation; losses in securitization trusts; and intensee competition in the mortgage lending industry.In addition, Aames Investment cannot guarantee compliance with the federal tax requirements applicable to REITs or Aames Investment’s effective operation within limitations imposed on REITs by federal tax rules. For a a more complete discussion of these risks and uncertainties and information relating to the company, see the registration statement on Form S-11 (file no. 333-113890) filed with the SEC, including the prospectus contained therein, relating to the initial public offering of Aames Investment’s common stock, the Form 10-Q for the quarter ended September 30, 2004 and other filings with the SEC made by the company pursuant to the Securities Exchange Act of 1934. .

Slide 2

Company Overview

Slide 3

Company History

Company founded in 1954, one of the most established in the industry

Public equity 1992, first public subprime securitization 1993,

($ 8.6 billion)

Full servicing platform capabilities – established 1996 New management team in

1999 led by CEO Jay Meyerson Successfully completed REIT equity offering

November 2004 (NYSE:AIC)

Slide 4

Aames Today

Aames is one of the largest independent origination platforms in the non-conforming mortgage industry

#3 independent retail origination* with 95 branches nationwide #8 independent wholesale origination* with 4,000+ active broker relationships, 5 regional & 2 satellite centers

Aames origination platform is supported by a fully-integrated infrastructure

Disciplined credit, compliance and quality management systems and sophisticated

MIS

Specialized servicing platform with over $7B of capacity

* National Mortgage News 4Q04 Rankings.

Slide 5

Aames Update

Successfully completed REIT conversion and IPO (AIC) $1.7 billion portfolio as of 12/31/04, $1.2 billion securitization (12/04), $1.2 billion securitization

(2/05)

Fully levered by end of 2Q05

$0.06 per share dividend paid 1/31/05

Loan production of $1.7 billion in 4Q and $7.4 billion in CY 2004

Fully approved servicing platform:

FITCH

Moodys’

S&P

- RSP 3-

- SQ3

- Pending

Slide 6

Executive Management Team

Experienced and proven leadership team has instilled a disciplined,

performance-driven culture at Aames

Jay Meyerson*

Chief Executive Officer

29 years Consumer banking experience (Wells Fargo, Key Corp) 4 years with Aames

John Kim*

EVP, Capital Markets/ Secondary Marketing 17 years of experience 2 years with

Aames

Ronald Nicolas* EVP

Chief Financial Officer 22 years finance experience (KeyCorp, HSBC) 4 years with

Aames

Barry Levine* EVP

CTO & Chair, Ops Committee 17 years of experience (RFC, Chase) 4 years with

Aames

Jim Downing* EVP

Wholesale Lending

28 years of banking / mortgage experience (KeyCorp, AVCO) 1 year with Aames

Mike Matthews* EVP, Nat’l Retail Sales and Marketing

22 years of finance / mortgage experience (Associates) 2 years with Aames

Audry Patterson

EVP, Investor Due Diligence, Admin Services and Loan Mgmt 21 years of experience

17 years with Aames

John Madden* EVP

General Counsel and Secretary 18 years of experience 9 years with Aames

Mark Bragg SVP Loan Servicing 16 years of experience 8 years with Aames

Pat Gonyea EVP Human Resources 22 years of experience 7 years with Aames

Highlighted managers report directly to the CEO.

* Executive Committee Member.

Slide 7

Historical Production Results

($ $ in billions)

$ 8.0

$ 7.0

$ 6.0

$ 5.0

$ 4.0

$ 3.0

$ 2.0

$ 1.0

$ -

37% CAGR

$2.1

CY 2000

$2.8

CY 2001

$4.1

CY 2002

$5.3

CY 2003

$7.4

CY 2004

33%

67%

Slide 8

Aames Mortgage Origination Footprint

National footprint including 96 Retail Branches,    , and 7 Wholesale Operations

Centers

11%

9%

35%

7%

8%

Los Angeles

Irvine

Parsippany

6%

Irving

Baton Rouge

Jacksonville

Quarterly Average

$100MM + $20MM to $99MM $0 to $19MM

7%

17%

Home Office

Regional Offices

Percentages indicate production distribution

2005 Strategic Initiatives

Reduce overall cost structure

Leverage technology and 3rd party outsourcing opportunities Expand sales force capability and efficiency Invest in and build our servicing capability

Accelerate Retail branch optimization initiative

Slide 10

Financial Review

Slide 11

Consolidated Income Statement

($in millions)

Fourth Quarter

2004 2003

Net interest income after LLP $ 22.3 . $ 10.8 .

Non-interest income - 10.6 . 49.0 .

Total Revenue $ 32.9 . $ 59.8 .

Non-interest expense - 42.4 . 42.4 .

Operating income / (loss) $ (9.5) $ 17.4

REIT conversion & tax expense (22.0) . (0.2) .

Net income / (loss) $ (31.5) $ 17.2

EPS

Basic $ (0.51) . $ 1.90 .

Diluted $ (0.51) . $ 0.17 .

Slide 12

Consolidated Balance Sheet

( $in millions)

Quarter End

Dec-04 Sep-04

Assets

Cash & cash equivalents $ 37.8 .8 $ 21.5 .5

LHFS/LHFI Net 2,210.0 936.1

Residual interests & servicing advances 61.8 .8 46.3 .3

Fixed & other assets 90.8 .8 78.4 .4

Total assets $ 2,400.4 .4 $ 1,082.2 .2

Liabilities and stockholders’ equity

Non-warehouse debt - $ 7.7 7.7 $ 75.0 .0

ABS financing 1,157.5 -

Warehouse facilities 809.2 .2 785.1 .1

Accounts payable and accrued liabilities 68.4 .4 65.8 .8

Total liabilities 2,042.8 .8 926.0 .0

Stockholders’ equity 357.6 156.3

Total liab. and stockholders’ equity . $ 2,400.4 .4 $ 1,082.2 .2

Liquidity

Cash & cash equivalents $ 37.8 .8 $ 21.5 .5

Unencumbered mortgage loan collateral 210.0 .0 156.7 .7

Margin & ineligible collateral (22.8) . (27.1) .

Liquidity $ 225.0 $ 151.1

Slide 13

REIT Portfolio Growth

Incremental “Street” Sales

Cumulative Portfolio Growth

($ inin billions)

$ 5.5

$ 5.0

$ 4.5

$ 4.0

$ 3.5

$ 3.0

$ 2.5

$ 2.0

$ 1.5

$ 1.0

$ 0.5

$-

$0.4

$1.7

12/31/04

$0.2—$0.5

$2.5—$3.0

03/31/05

$0.8—$1.2 $4.0

06/30/05

Slide 14

Indicative 1stYear Economics -2004-1 Security

100% Hybrid, weighted avg. FICO 603, . weighted avg. LTV

79%

GAAP Tax

Wtd avg coupon + PPP 7.50% . 7.50% .

Servicing cost (0.50) . (0.50) .

Net coupon 7.00% 7.00%

Funding cost (including hedge) (3.19) . (3.19) .

Annual losses (1.25) (0.20)

Capitalized costs (0.78) . (0.78) .

Net interest spread 1.78% 2.83%

Other REIT costs (0.18) . (0.18) .

ROA 1.60% 2.65%

Slide 15

REIT Portfolio—Loan Acquisition Impact

(for illustrative purposes)

A B Inc / (Dec)

WAC 7.50% 7.00% (0.50)%

Funding Cost (4.00) (4.00) -

Spread 3.50 3.00 (0.50)

Acquisition Cost (0.86) (0.52) 0.34

Spread after Acq. Cost 2.64% 2.48% (0.16)%

Slide 16

Retail Origination Platform

Slide 17

Retail Value Proposition / Mission

To provide industry leading counsel and personal support in completing the subprime transaction with:

Exceptionally competent, professional and customer-oriented sales staff

Effective utilization of multiple response and distribution channels

Proactive introduction of products and services that meet changing customer needs

“Best in Class” marketing and customer sourcing

“Best in Class” operations management and credit quality

Slide 18

Retail Overview

Aames Retail has built one of the largest independent retail franchises using sophisticated marketing, sales force management, and product / regional market optimization strategies

Retail Channel

#3 Independent sub-prime lender (#10 overall) Sophisticated direct marketing management process

Multiple lead sources

Telemarketing lead origination

Leading-edge analytics & tracking

Direct mail targets 1.2 million households per month

Strong local presence: 95 branches with over 600 Loan Officers

31 Superbranches

Production Trends

Calendar Year Ended December

2001 2002 2003 2004

Volume ($MM) $ 1,437 $ 1,785 $ 1,996 $ $ 2,422

Loans (000’s) 16.9 16.8 16.0 19.1

Avg Loan Size ($000’s) $ 85.3 $ 106.5 $ 124.9 $ 126.9

Avg. LTV 75.6% 76.4% 76.8% 76.8% .

Avg. FICO 610 631 612 604

Extensive, growing, direct-to-consumer national retail platform

Slide 19

Retail Branch Footprint

Super Branch

Regular Branch

California Branch

Eastern Branch

Western Branch

North Atlantic Branch

Slide 20

Retail Production Trend

Volume

$ 700.0

$ 600.0

$ 500.0

$ 400.0

$ 300.0

$ 200.0

$ 100.0

$-

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04

Quarter

Slide 21

Strategic Initiatives

Line of Business Strategy for Purchase and Refinance

Deliver incremental purchase volume

Focused sales management priorities

Enhances sales management discipline

Accelerated Branch Optimization

Continued supersizing/select openings in strong markets

12 closings in unprofitable markets

Improved L/O Productivity

Increased management focus on zero producers New hire training curriculum Value

Added Sales Training (modules 4-6) Mystery Shopping Programs Improved sales metrics management and reporting Reduced turnover –Royalty for Loyalty program

Commission Plan focused on improved productivity

Slide 22

Retail Branch Models

Typical Branch

Manager

4-5 Loan Officers 1 Processor Loan Consultant

(Loan Sales) (Processing, Doc prep) (Telesales)

Number: 64

Staffing: 7-8 FTE

Super Branch

Manager

Team Leader Team Leader Processor Processor

4-5 Loan Officers 4-5 Loan Officers

Loan Consultant

Loan Consultant

Number: 31

Staffing: 14-16 FTE

Slide 23

Wholesale Origination Platform

Slide 24

Wholesale Value Proposition / Mission

Value Proposition: A national Wholesale Channel offering a fair and competitive price for a complete and comprehensive product menu supported by outstanding service and rapid funding.

The Wholesale Division originates quality subprime first and first/second combination loans sourced from mortgage brokers across the United States

We operate our business through three very distinct sources:

Field Sales Network (Account Executives)

Broker Direct (Telemarketing)

Aames Direct (Internet)

Business is processed through 7 regional processing centers which combined are licensed to originate business in 48 states

Experienced in dealing with risks and service requirements of the wholesale business

Underwriting process geared toward management of third party business

Manage broker risk through disciplined approval and monitoring

Designed to deliver company credit quality and compliance goals

Balanced approach between value and volume

Slide 25

Wholesale Overview

Aames Wholesale provides a broad product range and service to longstanding broker client franchise (tenure in AEs and customer base)

Wholesale Channel

#9 Independent wholesale originator (#19 overall) focused on serving needs of mortgage broker channel

National presence

4,000 broker relationships z Over 190 AEs (growing to 200 +)

Significant market share with smaller and mid-sized brokers

No significant volume concentration in one broker

Rapidly emerging electronic/phone channel

Broker Direct 22 person Telesales unit focused on a service advantage

Aames Direct: fast pre-qualification & submission web site

High mix of Purchase business (>50%)

Production Trends

Calendar Year Ended December

2001 2002 2003 2004

Volume ($MM) $ 1,351 $ 2,174 $ 3,332 $ 4,998

Loans (000’s) 11.1 16.0 23.8 34.1

Avg Loan Size ($000’s) $ 121.5 $ 136.2 $ 140.2 $ 146.4

Avg. LTV 78.7% 79.8% 81.3% 81.4%

Avg. FICO 609 613 614 614

Expanding wholesale network with broad coverage and established relationships

Slide 26

Wholesale Production Trend

Volume

$ 1,400.0

$ 1,200.0

$ 1,000.0

$ 800.0

$ 600.0

$ 400.0

$ 200.0

$-

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04

Quarter

Slide 27

Strategic Initiatives

Competitive pricing and reduce originationcosts

North California / South Florida Loan Centers: Grow new centralized processing centers in 2005.

Growth in Sales Force: Hire additional AE’s, expanding coverage in all divisions.

Use of Market Index Data

Inside Sales Positions / Cost Effective and Small Market Coverage

Sales Force Expansion enabled via enhanced CRM

Mortgage Broker Division (MBD) – (Pilot in Q2)

Slide 28

Aames Direct Internet Homepage

Slide 29

Credit Operations and Loan Underwriting

Slide 30

Operations Structure

Operations Committee Barry Levine- Chief Credit Officer

Oversight Control, Monitoring & Reporting

Wholesale Operations Processing Underwriting

Retail / NLC Operations Processing Underwriting

Slide 31

Operations Committee

Aames Operations Committee provides oversight to all operational activities

Charter—Identify operational, credit and compliance risks and develop action plans to achieve the company’s stated quality, service and productivity goals

Responsibilities—Develop communicate and direct operating policies to ensure that procedures are developed that enforce policies, track implementation of and monitoring progress

Membership

Chairman – B. Levine

Head Wholesale Operations

Head Retail Operations

General Counsel

Head Secondary Markets

Other functional participants as needed

Head Due Diligence Activities

SVP Strategic Initiatives

Slide 32

Operations Model

Goal of operations is to drive efficiency while maintaining high levels of quality and customer service

Each channel leverages the same platform to deliver specific needs of origination channels z Retail—Decentralized branch processing, single site centralized U/W and funding z Wholesale—Regionalized processing and U/W, centralized funding

Critical operational control functions report into:

z Chief Credit Officer

Funding

Issuance of Initial RESPA disclosures and adverse action notices

Credit Policy and setting of authorities

Appraisal Evaluation

Quality Control

EVP Trade & Due Diligence—Post closing Activities

Slide 33

Credit Profile of Aames Borrower

First Liens for All Channels:

2004

Credit Grade A+/A A- B C C- Total

Total Origination Amt 84.5% 5.5% 6.5% 2.9% 0.7% 100.0%

LTV 79.4% . 77.4% . 76.0% . 70.5% . 66.3% . 78.8% .

FICO 617 561 560 549 537 608

% NIV or Light Doc 41.5% . 33.0% . 32.6% . 30.7% . 7.6% 7. 39.9% .

% Multi-Family 7.2% 4.7% 4.8% 5.3% 4.9% 6.9%

% Non-Owner - 5.0% 5. 4.3% 4. 3.7% 3. 4.1% 4. 1.6% 1. 4.8% 4.

2003

Credit Grade A+/A A- B C C- Total

Total Origination Amt 78.0% 7.3% 9.8% 3.7% 1.2% 100.0%

LTV 79.3% . 79.5% . 75.2% . 70.6% . 66.8% . 78.5% .

FICO 628 563 550 547 541 612

% NIV or Light Doc 35.2% . 27.1% . 26.1% . 26.3% . 16.8% . 33.1% .

% Multi-Family 4.3% 3.3% 3.5% 2.8% 2.3% 4.1%

% Non-Owner - 6.2% 6. 4.6% 4. 3.7% 3. 3.3% 3. 2.4% 2. 5.7% 5.

Slide 34

Underwriting Guidelines

Super AIM:

Credit Grade

“A+” “A” “A-” “B “C” “C-”

“

12 Month Mortgage History 0 x 30 1 x 30 3 x 30 1 x 60 1 x 90 1 x 120

Minimum Credit Score 500 500 500 500 500 500

BK/NOD/FC Seasoning 24 months 24 months 24 months 18 months 12 months No current

Full Documentation, 80%; 95% for 80%; 95% for 80%; 95% for 80%; 90% for 75%; 85% for BK/NOD

Owner Occupied Max LTV credit score of credit score of credit score of credit score of credit score of 70%

550 or above 550 or above 550 or above 550 or above 550 or above

Stated Owner Occupied Max LTV 80%; 90% for 80%; 90% for 75%; 80% for 75%; 80% for 70%; 75% for

credit score of credit score of credit score of credit score of credit score of Not available

580 or above 620 and above 525 and above 550 and above 550 or above

Slide 35

Quality Control

Slide 36

Major Quality Initiatives

Collateral Evaluation

Hansen ProScore, a risk-based tool used to initially determine internal appraisal review process

All high-risk (0’s and 1’s) ProScores receive a full appraisal review

Moderate and low risk appraisals receive a full underwriter review in the Appraisal Management System (“AMS”) designed to further identify potentially high risk appraisals

Additional review of moderate and low risk (2’s, 3’s and 4’s) ProScores based on underwriter’s review

Slide 37

Major Quality Initiatives

Post Funding Audit

??100% post funding audit

??Full compliance review with material issues referred to LMG, who specializes in remedying compliance findings

??Credit and loan documentation review with material findings referred to LMG to remedy issues

Slide 38

Major Quality Initiatives

Traditional Quality Control

??QC Department utilizes the Cogent system to select loans for a statistical sampling. The key factor driving the sample size are the most recent 3 month defect rate and the annual production count forecast.

??Additional target audits are based on observations, trends, previous audit findings, new brokers, new employees and new programs.

??QC issues Resolution Alerts when fraud is discovered from a random, target or default audit.

??Reports issued to Senior Management include monthly Random Audit Report, Monthly Default Report and Target Audit Summations

??100% FPD and EPD audit

Slide 39

Major Quality Initiatives

Monthly Quality Reporting/Feedback

??Post Funding Audit Report (loan-level/employee level) to Operations Department (OTL waterfall report)

??Due Diligence Report to Operations and Sr. Management (kickout report)

??QC Report to Operations and Sr. Management

??FPD, EPD and Repurchase to Operations, Sr. Management and COQ Committee

Slide 40

Sales Kickout Trend

16%

File Late

14.39%

14% Compliance Appraisal 12% Document Underwriter 10% Mispresent

8%

4.84% 6%

4.76%

4.72% 4.25% 4.18% 3.73%

4% 3.02% 2.88%

2% 1.19%

0%

4Q-02 1Q-03 2Q-03 3Q-03 4Q-03 1Q-04 2Q-04 3Q-04 4Q-04 Jan05

($            in millions) 4Q-02 1Q-03 2Q-03 3Q-03 4Q-03 1Q-04 2Q-04 3Q-04 4Q-04 Jan05

UPB of Kicked $ 147.0 $ 68.4 $ 56.6 $ 59.2 $ 83.5 $ 67.4 $ 53.1 $ 82.1 $ 16.5 $ 1.6

Note: Quarterly        % results are averages, and October had no substantial sales.

Slide 41

Capital Markets / Portfolio Management

Slide 42

2004 Production Profile

2004

Product        % WAC LTV FICO

A+/A 86% 7.24% 81% 619

A- A- 5% 5% 7.78% 7. 77% 560

B 6% 8.09% 76% 559

C C 3% 3% 8.75% 8. 71% 549

C- 1% 9.89% 66% 535

2004 Product Mix:

4Q 2004 4Q

Product        % WAC LTV FICO

A+/A 86% 7.30% 80% 619

A- A- 5% 5% 7.85% 7. 77% 557

B 6% 8.14% 75% 555

C C 3% 3% 8.76% 8. 71% 548

C- 1% 10.03% 65% 529

4Q 2004 Product Mix:

Hybrid FICO 610 Fixed LTV 79.9% . Alt-A - WAC 7.37% 7.

2nd Mortgage IO 3.70% 3. I / O I /

17.0% .

0.4% 0. 6.6% 6.

72.4% .

3.7% 3.

Hybrid FICO 610 Fixed LTV 79.4% . Alt-A WAC 7.43% 7.

-

2nd Mortgage IO 5.30% 5. I / O I /

14.0% .

0.2% 0. 7.3% 7.

73.2% .

5.3% 5.

Slide 43

Production Profile – LTV & FICO Distribution

FICO Score

Avg: 610 610

LTV Ratio

Avg: 79.9% 79.9%

Slide 44

2004 Production Profile

Loan Purpose:

Cashout Refinance

Purchase

Rate/Term Refinance

4.4%

36.0%

59.6%

State Concentration

Florida 19%

California 32%

Texas 7%

New York 7%

Washington 4%

All Others 31%

Slide 45

Historical ABS / HEL Issuance

US HEL ABS Issuance

% of Total US ABS Issuance

% of Floating

•Source – –Morgan Stanley ABS Perspectives 12/1705

Slide 46

Home Equity ABS Spread Summary

Rating

AAA AA A BBB

Current Spread vs. Libor 20 45 70 127

12-month Maximum 34 58 130 225

12-month Minimum 20 43 70 120

12-month average 27 53 103 178

12-month STD. Dev. 1.2 4.3 15.5 26.9

# Std. Devs. From Mean -6 -1.9 -2.1 -1.9

Source—2005 Morgan Stanley Home Equity Handbook

Slide 47

Investment Portfolio Hedging

? Securitization matches asset and liability average lives to ensure similar maturities.

? However, this does not address the repricing mismatch between asset and liability funding costs.

Securitization Cash Flow

Collateral—Assets

Fixed Rate (24 months)

Issue

Floating Rate Bondholders AMIT Trust

- Liability

Fixed Rate Floating Rate

Hedge Instrument

Slide 48

Investment Portfolio Hedging

? Liability Mismatch:

? Asset—2/28 hybrid – coupon fixed 24 months—adjusts semi- annually to 6 month LIBOR index + margin.

? Liability—Cost of funds indexed to 1 month libor and adjusts monthly + credit spread.

Assets—Loans

Fixed Rate Period

Floating Rate Period

Liabilities—Bondholders

Floating Rate Period

• •Mismatch

Slide 49

Net Margin without Hedge

Net WAC of Collateral – 6.80

Net Margin

Credit Spread

1m Libor Rate

Slide 50

Hedge Vehicles to address Liability Mismatch

Fixed Pass-Thru Structure Securitization

•Pro’s – Completely eliminates 3rd Instrument Hedge.

•Con’s – Higher Finance Cost than Floating Rate Structure with hedge.

Buy Swap

•Pro’s – Requires no capital outlay.

•Con’s – Unlimited upside/downside, potential amortization risk with an initial negative cash flow.

•Buy 1 Month Caps

• Pro’s – Defined downside (initial premium) with asymmetrical payoff profile.

• Con’s – Potential amortization risk.

Slide 51

Net Margin with Hedge

Net WAC of Collateral – 6.80

Net Margin—Loans

Hedge Margin

Net WAC on Collateral Total Cost of Funds 1m Forward Rate Strike Rate on Hedges

Slide 52

Portfolio Analytics

- Quantitative Risk Management (QRM) Asset / Liability Model

- INTEX – Securitization structuring modeling tool

- Standard & Poors’ Levels – Loan level risk and loss measurement

- Internal Aames loss projection model

Slide 53

30 Day Delinquencies—2004 Trusts

1.80% 1.60% 1.40% 1.20% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00%

Mth 1 Mth 2 Mth 3 Mth 4

Aames 2004-1

Saxon 2004-2

Ameriquest 2004-R9

New Century 2004-3

IndyMac 2004-AR5

Peer Average

New Century 2004-2

IndyMac 2004-AR8

Saxon 2004-3

Ameriquest 2004-R8

Slide 54

60 Day Delinquencies—2004 Trusts

1.20% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00%

Mth 1 Mth 2 Mth 3 Mth 4

Aames 2004-1

Saxon 2004-2

Ameriquest 2004-R9

New Century 2004-3

IndyMac 2004-AR5

Peer Average

New Century 2004-2

IndyMac 2004-AR8

Saxon 2004-3

Ameriquest 2004-R8

Slide 55

Loan Servicing Overview

Slide 56

Aames NLS Background/History

Loan Servicing team has been operating at Aames for 8 years

Original team formed in 1996

Transitioned to a national servicing platform

Fiserv (MortgageServ) System

Dialer, IVR and other system investments made to enhance group capability

Peaked at 60,000 loans, $4.5 billion, over 180 FTE

Slide 57

Aames NLS Today

Mission: To employ the experience of the team for the benefit of our customers by providing timely, accurate and professional service and by fostering a culture that promotes the enjoyment of homeownership.

Total loans serviced: 26,024 Portfolio balance: $2,841,597,543 Team size: 87

LPE: 299 Turnover rate: 8.63% ( 3.29% voluntary) Average Aames tenure: 6 years

Servicer Ratings:

Moody’s : SQ 3 Fully Approved Fitch: RPS3- Fully Approved S&P: 1/20/2005

Slide 58

Portfolio Size / Growth / Distribution

Units $            Billions

80,000 $ 8.0

$ 6.1

60,000 $ 5.0 $ 6.0

$ 4.4

$ 3.5 $ 2.9

40,000 $ 4.0

$ 2.6 $ 2.5

$ 2.4 $ 2.3

59,800

48,311 48,576

20,000 39,416 39,677 $ 2.0

33,280

26,752 22,399 23,265

- $ -

Dec98 Dec99 Dec00 Dec01 Dec02 Dec03 Dec04 Dec05* Dec06*

Units Portfolio ($B)

GEOGRAPHIC DISTRIBUTION (As of 12/31/04)

Washington 3.56%

California 29.04%

All Other States: 35.92%

Texas 7.05%

New York 6.82%

Florida 17.61%

* CY05—CY06 Projected

Slide 59

Aames NLS Today

Mark A. Bragg Servicing Director

16 years experience 8 years with Aames

Jennifer Lennon General Services

14 years experience 6 years with Aames

Ronald Holman Default Management

21 years experience 8 years with Aames

Risk Management

Open

Customer Service Early Intervention Loss Mitigation

Payoffs Special Assets REO

Escrow Foreclosure Quality Control

Payment Processing Bankruptcy Quality Assurance

Windsor Management Business Analytics

Slide 60

Aames NLS Strengths

Experienced Management and Key Team Members

Proven Operating Strategies

Strong Customer Service Ethic

Solid Performance Results

Best-In-Class Loan Servicing Platform

Well-Positioned for Growth in REIT

Slide 61

Outsourced Services

Fully Integrated Outsourced Services

Statement Production (NCP)

Lockbox (Bank One)

Tax Service (Fidelity National Tax Service)

Hazard Insurance Tracking (ZC Sterling)

Non-California Lien Releases (Regional Trustee Services)

Property Inspections/Property Valuations (LSI-Fidelity)

Foreclosure/Bankruptcy Processing (Moss Codilis)

Slide 62

Technology Summary

Slide 63

Technology Overview

Information based operating platform is the foundation for creating value throughout the business

Reporting

Financial & PerformanceManagement Reporting

Business Process

Underwriting

Account Servicing

Collections

Analytics

Targeting, Underwriting & Response Modeling

Activation, Retention, Response & Cross Sell Modeling

Collections & Response Modeling

Information Repository

DATA WAREHOUSE

Operational Systems

Application Processing System

Servicing System

Collections System

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Major Applications

- Loan Origination System (LOS)
  - Unifi 5.0 Fiserv - customized
  - Point of application through loan documents
- Underwriting Workbench
  - Proprietary underwriting function
  - Automated interface to LOS system
- Appraisal Management System
  - Proprietary automates appraisal review system
  - Manages 3rd party Appraisal Network
- Lead Management System - Retail
  - Utilizes Teletrends by Positive Software Solutions. Campaign generation, lead tracking and modified 1003.
  - Currently over 12 million household records in the system
  - Automated interface to Unifi for the pulling of credit and transfer of application information as well as to Aames Direct for automated underwriting and pricing
- Relationship Management System - Wholesale
  - SalesLogix by Interact Commerce
  - Broker Relationships, tracking Sales Calls to Broker Package Submissions
  - Interfaces between Unifi LOS and Aames Direct provides latest pipeline status

Aames

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Major Applications (continued)

- Data Warehouse
  - Oracle backend database and Business Objects front end report generator
  - Interfaces to loan origination data, servicing data, financial data, HR data and quality data
- Loan Servicing Platform
  - DataLink 3rd party model by FiServ (MortgageServ)
  - Run via a telecommunications link
  - Handles all functions of the Servicing platform
- Financials and A/P
  - Oracle financials and Essbase for all financial reporting
- Operations Systems
  - Various in-house systems to handle business process
  - All systems utilize Microsoft technology (VB and Sequel server)
  - Include wire transfer, appraisal management, quality management, post funding audit and trailing document tracking
- Web Platforms
  - Two internet platforms. Wholesale AamesDirect.com online applications submission receive underwriting and pricing decision in seconds.
  - Retail AamesHomeLoan.com allows consumers to submit modified application
  - Aames.net is utilized for Corporate company history, job openings and business news

Aames

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Disaster Recovery

Disaster Recovery Plan

z All sixteen mission critical business units have completed disaster recover plans.

Disaster Recovery Locations

z The Los Angeles and Irvine facilities are used as backup locations for each other.

Ongoing Maintenance and Annual Testing

z Annual simulation tests for all business units are held in June.

z During the annual test it is mandatory for each business unit to include BCP revisions noted in previous tests.

z Business units are required to maintain and update their plans on a quarterly basis—certified by Senior Executive

IT Infrastructure

z Aames maintains an EMC SAN/NAS storage platform, allows Aames to replicate production site applications and data between our data centers in the Los Angeles and Irvine facilities.

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